UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2016

SOTHERLY HOTELS INC.

SOTHERLY HOTELS LP

(Exact name of Registrant as Specified in Its Charter)

Maryland (Sotherly Hotels Inc.) Delaware (Sotherly Hotels LP)	001-32379 (Sotherly Hotels Inc.) 001-36091 (Sotherly Hotels LP)	20-1531029 (Sotherly Hotels Inc.) 20-1965427 (Sotherly Hotels LP)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 W. Francis Street Williamsburg, Virginia		23185
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (757) 229-5648

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On March 31, 2016, the Audit Committee of the Board of Directors of Sotherly Hotels Inc., a Maryland corporation (the “Company”) and the sole general partner of Sotherly Hotels LP, a Delaware limited partnership (the “Operating Partnership”, and together with the Company, “we”, “us” and “our”), approved the dismissal of Grant Thornton LLP (“Grant Thornton”) as our independent registered public accounting firm effective immediately.

No accountant’s report on the financial statements for either of the past two (2) fiscal years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the our two most recent fiscal years (ended December 31, 2015 and 2014) and from January 1, 2015 to the date of this current report on Form 8-K, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference thereto in connection with its reports on our financial statements.  During this same period, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K, except as set forth in this paragraph.  As disclosed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, we concluded that, as of December 31, 2014, a material weakness in our internal control over financial reporting existed relating to insufficient financial accounting policies and procedures and resources, particularly as it relates to the evaluation and contemporaneous documentation of income tax and property impairment accounting conclusions and certain SEC disclosure requirements related to significant subsidiaries.  We discussed this matter with Grant Thornton, and we have authorized Grant Thornton to respond fully to the inquiries of our new independent registered public accounting firm regarding all matters.

The Company provided Grant Thornton with a copy of the foregoing disclosure and requested Grant Thornton to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein.  A copy of Grant Thornton’s letter dated April 6, 2016 is attached to this current report on Form 8-K as Exhibit 16.1.

The Company anticipates successor auditors in the near future and will timely file the required current report on Form 8-K.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
16.1	Letter from Grant Thornton LLP, dated April 6, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: April 6, 2016	SOTHERLY HOTELS INC.

	By:	/s/ Anthony E. Domalski
Anthony E. Domalski
Chief Financial Officer

SOTHERLY HOTELS LP

by its General Partner,
SOTHERLY HOTELS INC.

	By:	/s/ Anthony E. Domalski
Anthony E. Domalski
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
16.1	Letter from Grant Thornton LLP, dated April 6, 2016.